Exhibit 32.2

ESSEX PROPERTY TRUST, INC.

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Essex Property Trust, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2004 (the “Report”), I, Michael J. Schall, Principal Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)          the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: March 30, 2005	/s/ Michael J. Schall
Michael J. Schall
Senior Executive Vice President,
Director and Chief Operating Officer,
Essex Property Trust, Inc.